SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

POEMA GLOBAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39844 (Commission File Number)	98-1561530 (I.R.S. Employer Identification No.)

101 Natoma St., 2F San Francisco, CA United States of America (Address of principal executive offices)		94105 (Zip Code)

+1 415 432 8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	PPGH.U	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PPGH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PPGHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 31, 2022, Poema Global Holdings Corp., an exempted company incorporated with limited liability under the laws of Cayman Islands (“Poema Global”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 30,182,952 (approximately 70%) of Poema Global’s issued and outstanding ordinary shares held of record as of February 22, 2022, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business. Poema Global’s shareholders voted on the following proposals at the Extraordinary General Meeting, which are described in more detail in the final prospectus/definitive proxy statement filed with the Securities Exchange Commission (the “SEC”) (as supplemented, amended or updated from time to time, the “Proxy Statement/Prospectus”).

Proposal 1. The Business Combination Proposal - To consider and vote upon, as an ordinary resolution, a proposal to approve and authorize the Agreement and Plan of Merger (as amended by Amendment No. 1 to Agreement and Plan of Merger dated March 21, 2022, the “Merger Agreement”), dated as of September 16, 2021, by and among Poema Global, Gogoro Inc., a Cayman Islands exempted holding company (“Gogoro”), Starship Merger Sub I Limited, a wholly-owned subsidiary of Gogoro (the “Merger Sub”), and Starship Merger Sub II Limited, a wholly-owned subsidiary of Gogoro (the “Merger Sub II”), pursuant to which Merger Sub will merge with and into Poema Global (the “First Merger”), with Poema Global surviving the merger as a wholly-owned subsidiary of Gogoro, and immediately thereafter and as part of the same overall transaction, Poema Global (as the surviving entity of the First Merger) will merge with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly-owned subsidiary of Gogoro (collectively, the “Business Combination”).

For	Against	Abstain	Broker Non-Votes
28,569,384	1,611,963	1,605	0

Proposal 2. The Merger Proposal - To consider and vote upon, as a special resolution, a proposal to approve and authorize the plan of merger for the First Merger.

For	Against	Abstain	Broker Non-Votes
28,540,175	1,641,166	1,611	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to shareholders.

Item 7.01	Regulation FD Disclosure.

On March 31, 2022, Poema Global and Gogoro issued a press release announcing the approval of the Business Combination and other related proposals by Poema Global’s shareholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Poema Global under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events

Based on the results of the Extraordinary General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the Business Combination and other transactions contemplated by the Merger Agreement is expected to be consummated on April 4, 2022. Following the consummation of the Business Combination, the ordinary shares and warrants of Gogoro are expected to begin trading on the Nasdaq Global Select Market under the symbols “GGR” and “GGROW,” respectively, on April 5, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated March 31, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Poema Global. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, timing, projections or other characterizations of future events or circumstances, including expectations related to the closing of the Business Combination, are also forward-looking statements. Although Poema Global a believes that it has a reasonable basis for the forward-looking statements contained in this Current Report on Form 8-K, Poema Global cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the Proxy Statement/Prospectus and other documents filed, or to be filed, by Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Poema Global cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. There may be additional risks that Poema Global does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global and its directors, officers or employees or any other person that Poema Global will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent the views of Poema Global as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause those views to change. However, while Poema Global may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2022	Poema Global Holdings Corp.

	By:	/s/ Homer Sun
	Name:	Homer Sun
	Title:	Chief Executive Officer